NUCRYST PHARMACEUTICALS CORP.

Computershare
9th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

Security Class

Holder Account Number

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Form of Proxy - Annual and Special Meeting to be held on May 8, 2008

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**

2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3. This proxy should be signed in the exact manner as the name appears on the proxy.

4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management.**

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6. The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7. This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Meeting or other matters that may properly come before the meeting.

8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

9. **Proxies must be received by our transfer agent, Computershare Trust Company of Canada, Attention Proxy Department, 9th Floor, 100 University Avenue, Toronto, Ontario, M5J 2Y1, no later than May 6, 2008 at 4:30 p.m. Eastern Time** or, if the Meeting is adjourned or postponed, no later than 4:30 p.m. (Eastern Time) on the second-last business day prior to the date on which the Meeting is adjourned or postponed. Proxies received by Computershare after this time will not be accepted; however, the Chairman of the Meeting may determine, in his sole discretion, to accept a proxy that is delivered in person to the Chairman at the Meeting as to any matter in respect of which a vote has not already been cast.

Proxies submitted must be received by 4:30 pm, Eastern Time, on May 6, 2008.

Appointment of Proxyholder

I/We being holder(s) of NUCRYST Pharmaceuticals Corp. (the "Corporation") hereby appoint: Thomas E. Gardner, a director of the Corporation, or failing him, Barry M. Heck, a director of the Corporation

OR

Enter the name of the person you are appointing if this person is someone other than the foregoing.

as my/our proxyholder with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting of **NUCRYST Pharmaceuticals Corp.** to be held in the Hilton Logan Airport Hotel, New England Ballroom A, One Hotel Drive, Boston, MA on May 8, 2008 at 10:00 a.m. Eastern Time and at any adjournment thereof.

VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.

1. Election of Directors

The election of directors from the Management proposed nominees, all of whom are more particularly described in the accompanying Information Circular.

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	For	Withhold
Vote FOR or WITHHOLD for all nominees proposed by Management	☐	☐

2. Appointment of Auditors

	For	Withhold
To appoint Deloitte & Touche LLP, as auditors of the Corporation for the ensuing year and authorizing the board of directors to fix their remuneration.	☐	☐

3. Amendments to the NUCRYST 1998 Equity Incentive Plan

	For	Against
To amend the NUCRYST 1998 Equity Incentive Plan to: (i) increase the number of common shares reserved for issuance under the Plan from 2,200,000 Common shares to an amount equal to 15% of the issued and outstanding shares of NUCRYST; (ii) remove certain limitations on grants of awards to insiders of NUCRYST; and (iii) make certain other changes.	☐	☐

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The undersigned instructs the above-named proxyholder to act on each of the matters itemized above as directed. If no direction is given, such proxyholder shall vote for the election of the nominees listed in the Information Circular as directors, for the appointment of Deloitte & Touche LLP as auditors and authorization of the directors to fix the auditors' remuneration and for the amendment of the NUCRYST 1998 Equity Incentive Plan. The undersigned hereby confers discretionary authority upon such proxyholder to vote, in accordance with his or her best judgement, with respect to amendments or variations to the matters outlined above and with respect to other matters and which may properly come before the Meeting. At the date hereof, Management knows of no such amendment, variation or other matter.

Authorized Signature(s) - This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.**

Signature(s)

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